Income Taxes	9 Months Ended
Sep. 30, 2023
Income Taxes
Income Taxes

9. Income Taxes

The Company did not record a federal, state, or foreign income tax provision or benefit for the three or nine months ended September 30, 2023 and 2022 due to the expected loss before income taxes to be incurred for the years ended December 31, 2023 and 2022, as well as the Company’s continued maintenance of a full valuation allowance against its net deferred tax assets due to its historical deficit.